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                                                                    EXHIBIT 32.1

                                 ILLUMINA, INC.
 CERTIFICATION OF JAY T. FLATLEY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Illumina, Inc. (the "Company") on Form 10-K for the year ended January 2, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay T. Flatley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 8, 2005

                                    By:    /s/ JAY T. FLATLEY
                                           -----------------------
                                           Jay T. Flatley
                                           President and Chief Executive Officer